Intangible Asset	12 Months Ended
Dec. 31, 2023
Intangible Assets [Abstract]
INTANGIBLE ASSET

9. INTANGIBLE ASSET

Our flagship product is ColoAlert, a colorectal cancer (“CRC”) screening test. On January 1, 2019, we entered into an exclusive licensing agreement (the “Licensing Agreement”) with ColoAlert AS to license the intellectual property related to the ColoAlert test. On February 11, 2021, we obtained an option exercisable for three years to acquire the intellectual property for the ColoAlert test for (i) either a one-time cash payment of €2,000,000 or a €4,000,000 payment in ordinary shares at the valuation of our most recent financing plus (ii) a lifetime royalty payment of €5 per ColoAlert test sold (the “Option”). Subsequent to February 11, 2021, ColoAlert AS assigned their interest in ColoAlert and in the Licensing Agreement and the Option to Uni Targeting Research AS.

On February 15, 2023, we entered into an Intellectual Property Asset Purchase Agreement (“IPA”), which supersedes the Licensing and Options Agreements. Pursuant to the IPA, we acquired the intellectual property underlying the ColoAlert test. Pursuant to the IPA, we were able to reduce the price paid for the intellectual property to (i) $2 million cash, to be paid out over the next four years, (ii) 300,000 ordinary restricted shares and (iii) a revenue share limited to $1 per test sold for a period of 10 years. The Company recognized an intangible asset from this purchase and assigned a 10-year useful life. The intangible assets were valued: (a) for the portion to be settled in stock of the Company at the value on the day of closing, or $6.85 per share, and (b) for the cash portion, at the present value of the future payments using a 10% discount. During the year ended December 31, 2023 the Company paid $700,000 to the seller. The Company recorded amortization of $377,183 and interest expense of $100,813 for the year ended December 31, 2023. As of December 31, 2023, the liability for remaining required payments of $1,115,816 is recorded as intellectual property acquisition liability – related party (current and non-current) on the Statement of Financial Position.

In January 2022 the Company licensed the right to a novel set of mRNA biomarkers, including the exclusive license under a patent pending. Upon completion of the Company’s evaluation of those biomarkers it exercised its right to acquire the rights to those biomarkers including the rights under the patent pending on February 15, 2023. The Company plans to use several of these biomarkers in its next generation product. Pursuant to the technology assignment agreement with SOCPRA Sciences Sante et Humaines S.E.C., operating under the name Transfertech Sherbrooke (“Sherbrooke”), the Company will owe Sherbrooke a royalty payment of 2% of net sales for any product sold that incorporates the biomarkers.

The activity in the Intangible Asset account for the year ended December 31, 2023 is as follows:

Intangible asset

Net book amount at December 31, 2022	$-
Additions	3,771,828
Disposal	-
Amortization	(377,183)
Net book amount at December 31, 2023	$3,394,645

At December 31, 2023 the Company analyzed the recoverability of its intangible assets and determined that an instance of impairment did not exist.